Exhibit 99.1

BOXABL Announces Intent to Merge with a SPAC, Targeting Nasdaq Listing

[Las Vegas, Nevada] – June 9, 2025 – BOXABL Inc., a leading innovator in modular housing solutions (“BOXABL”), is pleased to announce that it has entered into a non-binding letter of intent (the “LOI”) regarding a proposed business combination (the “Proposed Transaction”) with a Nasdaq-listed special purpose acquisition company (“SPAC”) that, if completed, will result in BOXABL becoming a publicly listed company. Pursuant to the LOI, BOXABL and the SPAC intend to undertake discussions for the purpose of entering into a definitive agreement (the “Proposed Definitive Agreement”) in respect of the Proposed Transaction. Upon closing of the Proposed Transaction, the combined company is expected to remain listed on the Nasdaq Stock Market. The Proposed Transaction represents a significant step forward in BOXABL’s mission to revolutionize affordable, sustainable housing. BOXABL currently has over 50,000 investors, representing an aggregate investment of over $200 million, who have shown support for BOXABL’s mission and vision.

Understanding the SPAC Structure

A SPAC, also known as a blank check company, is a publicly traded entity formed to raise capital through an initial public offering (IPO) with the sole purpose of acquiring a private company and taking it public. In this case, the SPAC involved raised $80 million in its IPO which is available to support the Proposed Transaction (subject to redemption by the SPAC’s stockholders).

Transaction Details and Caveats

Under the terms of the LOI, BOXABL and the SPAC would merge to become a combined entity. The Proposed Transaction contemplates that BOXABL’s existing equity holders would roll 100% of their equity into the combined public company. Completion of the Proposed Transaction is subject to, among other matters, the completion of due diligence, the negotiation of the Proposed Definitive Agreement, satisfaction of the conditions negotiated therein and approval of the transaction by the board and stockholders of both BOXABL and the SPAC. There can be no assurance that the Proposed Definitive Agreement will be entered into or that the Proposed Transaction will be consummated on the terms or timeframe currently contemplated, or at all.

If a legally binding Proposed Definitive Agreement is executed, a proxy statement will be filed with the Securities and Exchange Commission (SEC).

About BOXABL

BOXABL is a Las Vegas-based technology company dedicated to transforming the housing industry through innovative manufacturing and design. With a focus on affordability, sustainability, and scalability, BOXABL’s products are designed to address the housing needs for today and tomorrow.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and BOXABL’s ability to enter into the Proposed Definitive Agreement or consummate the Proposed Transaction. These statements are based on various assumptions and on the current expectations of BOXABL’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Many actual events and circumstances are beyond the control of BOXABL and the SPAC. These forward-looking statements are subject to a number of risks and uncertainties, including: BOXABL’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the SPAC; the risk that the approval of the shareholders of BOXABL and the SPAC for the potential transaction is not obtained; and failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that BOXABL presently does not know or that BOXABL currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect BOXABL’s expectations, plans or forecasts of future events and views as of the date hereof. BOXABL anticipates that subsequent events and developments will cause BOXABL’s assessments to change. However, while BOXABL may elect to update these forward-looking statements at some point in the future, BOXABL specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing BOXABL’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the Proposed Transaction, SPAC, BOXABL and/or a successor entity of the transaction intends to file relevant materials with the SEC, including a registration statement on Form S-4 containing a proxy statement/prospectus (the “Registration Statement”) with the SEC. The Registration Statement will include a proxy statement/prospectus to be distributed to holders of SPAC’s common stock in connection with SPAC’s solicitation of proxies for the vote by SPAC’s stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to BOXABL’s stockholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement, when available, to its stockholders.

Before making any voting or investment decision, investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about SPAC, BOXABL and the proposed business combination. Copies of these documents may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

This communication may be deemed to be solicitation material in respect of the Proposed Transaction. BOXABL and its directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of BOXABL and the SPAC in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the Registration Statement.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.